SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

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                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                                 SOFTWORKS, INC.

             (Exact Name of Registrant as Specified in its Charter)

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        Delaware                                    52-1092916
(State of Incorporation)                (I.R.S. Employer Identification No.)


                              5845 Richmond Highway
                           Alexandria, Virginia 22303
                    (Address of Principal Executive Offices)

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       Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
                                (Title of Class)

       Securities to be registered pursuant to Section 12(g) of the Act:

Title of Each Class                          Name of each exchange on which
Being Registered                             Each Class is to be Registered
-------------------                          ------------------------------

Common Stock, par value $.001 per share           Nasdaq National Market

Item 1.   Description of Registrant's Securities to be Registered:

     The description of the securities to be registered hereby is incorporated by reference to the description contained in Amendment No. 2 to the Registrant's Registration Statement No. 333-53939 on Form S-1, as filed with the Securities and Exchange Commission (the "Commission") on July 9, 1998.


Item 2.   Exhibits.

     1.  Certificate  of  Incorporation  of  the  Registrant   (incorporated  by
reference to Exhibit 3.1 to the Registrant's Registration Statement No. 333-53939 on Form S-1, as amended).

     2. By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement No. 333-53939 on Form S-1, as amended).



     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                   SOFTWORKS, INC.


July 30, 1998                   By: /s/ Judy G. Carter
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                                     Judy G. Carter
                                     President and Chief Executive Officer